Exhibit 10.9

表决权委托和财务支持协议

Voting Rights Proxy and Financial Supporting Agreement

本《表决权委托和财务支持协议》(以下称“本协议”)于2018年9月25日由以下各方在深圳市签订：

This Voting Rights Proxy Agreement, or this Agreement, is signed on September 25, 2018 in Shenzhen, China among the following parties:

甲方：广东金迅源汽车租赁有限公司（下称“委托方”）

Party A: Guangdong Jinxunyuan Auto Leasing Co., Ltd. (the “Entrusting Party”)

统一社会信用代码：91440101MA59EB0T8B

Unified Social Credit Code: 91440101MA59EB0T8B

地址：广州市天河区粤垦路498号03铺F2

Address: F2, No. 3 Shop, #498 Yueken Road, Tianhe District, Guangzhou, Guangdong, China

乙方：深圳合利众企业咨询有限公司（下称“受托方”）

Party B: Shenzhen Helizhong Enterprise Consulting Co., Ltd. (the “Designee Party”)

统一信用代码：91440300MA5FAN293H

Unified Social Credit Code: 91440300MA5FAN293H

地址：深圳市罗湖区东门街道东门社区深南东路辅道2002号南塘商业广场C区2317

Address: Room 2317, Zone C, Nantang Commercial Plaza, #2002 East Shennan Road, Dongmen Community, Dongmen Street, Luohu District, Shenzhen, Guangdong, China.

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丙方：深圳合众财富金融投资管理有限公司

Party C, Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd.

统一信用代码：91440300349884996Y

Unified Social Credit Code: 91440300349884996Y

地址：深圳市前海深港合作区前湾一路1号A栋201室

Address: Room 201, Block A, #1 1st Qian Wan Road, Qianhai Shenzhen and Hong Kong Cooperation District, Shenzhen, Guangdong, China.

丁方：陈带娣

Party D: Daidi Chen

国籍: 中国，身份证号码：441900198010101584

Nationality, China; Identification No.: 41900198010101584

在本协议中，甲方、乙方、丙方及丁方以下各称“一方”，合称为“各方”。

In this Agreement, Party A, Party B, Party C and Party D shall be referred to each as a “Party” and collectively as “Parties.”

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鉴于：

Whereas:

1. 甲方（“委托方”）是一家在中国合法注册的内资公司，持有丙方20%股权；且

Party A (the “Entrusting Party”) is a company with domestic capital registered legally in China and holds 20% equity interest in Party C; and

2. 委托方有意分别不可撤销地委托乙方或乙方指定的个人行使其在丙方中享有的表决权，乙方有意接受该等委托；且

The Entrusting Party is willing to unconditionally entrust Party B or Party B’s designee to vote on his behalf at the shareholders’ meeting of Party C, and Party B is willing to accept such proxy on behalf of the Entrusting Party; and

3. 丁方作为甲方之唯一股东持有甲方100%股权，从而丁方间接持有丙方的20%股权。根据甲方之现行《章程》，丁方任职甲方法定代表人、唯一董事及总经理职务。

Party D, as the sole shareholder of Party A, holds 100% equity interest of Party A. Thus, Party D indirectly holds 20% of equity interest in Party C. According to the current Articles of Association of Party A, Party D is the legal representative, sole director and general manager of Party A.

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各方经友好协商，兹一致协议如下：

Therefore, the Parties hereby agree as follows:

第一条 表决权委托

Proxy of Voting Rights

1.1 甲方作为委托方兹不可撤消地承诺，其在本协议签订后将签署内容和格式如本协议附件一的授权委托书（“授权委托书”），分别授权乙方或乙方届时指定的人士(以下称“受托方”)代表其行使委托方作为丙方的股东，依据法律及丙方届时有效的章程所分别享有的权利，包括但不限于(以下统称“委托权利”)：

Party A as the Entrusting Party hereby irrevocably promises that he shall sign the Power of Attorney (the “POA”), set forth in Exhibit A, upon signing of this Agreement and entrust Party B or Party B’s designee (the “Designee Party”) to exercise all his rights as the shareholder of Party C under the laws and the Articles of Association of Party C, including without limitation to the following rights:

1.1.1 作为委托方的代理人，根据丙方的章程提议召开和出席丙方的股东会会议；

Proposing to hold shareholders’ meetings in accordance with the Articles of Association of Party C and attending shareholders’ meetings of Party C as the attorney-in-fact of the Entrusting Party,

1.1.2 代表委托方对所有需要股东会讨论、决议的事项行使表决权，包括但不限于指定和选举丙方的董事、总经理及其他应由股东任免的高级管理人员；

Exercising all shareholder’s voting rights with respect to all matters to be discussed and voted in the shareholders’ meeting of Party C, including but not limited to designating and appointing the director, the chief executive officer and other senior management members of Party C;

1.1.3 不时修订的中国法律法规规定的股东所应享有的其他表决权；以及

Exercising other voting rights that shareholders are entitled to under the laws of China promulgated from time to time, and

1.1.4 不时修订的丙方章程项下的其他股东表决权。

Exercising other voting rights that shareholders are entitled to under the Articles of Association of Party C amended from time to time.

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乙方特此同意接受上述第1.1条所述该等委托。当收到乙方向委托方发出的更换受托方的书面通知，委托方应立即指定丙方届时指定的其他人行使第1.1条的委托权利；除此之外，委托方不得撤销向受托方做出的委托和授权。

Party B hereby agrees to accept the above-mentioned proxy as set forth in Clause 1.1. Upon receipt of the written notice of change of the Designee Party from Party B, the Entrusting Party shall immediately entrust such person to exercise the rights set forth in Clause 1.1. as the Designee Party. Except the aforesaid situation, the Entrusting Party’s proxy shall be irrevocable.

1.2 对受托方行使上述委托权利所产生的任何法律后果，委托方均予以认可并承担相应责任。

The Entrusting Party hereby acknowledges and ratifies all the actions and the legal results associated with the proxy conducted by the Designee Party.

1.3 委托方兹确认，受托方在行使上述委托权利时，无需事先征求委托方的意见。

The Entrusting Party hereby confirms that the Designee Party is entitled to exercise all proxy rights without the consent of the Entrusting Party.

第二条 知情权

Rights to Information

2.1 为行使本协议下委托权利之目的，受托方有权要求丙方提供相关信息，查阅丙方相关资料；丙方应对此予以充分配合。

For the purpose of entrusting voting rights under this Agreement, the Designee Party is entitled to request the relevant information of Party C and inspect the materials of Party C. Party C shall provide appropriate assistance to the Designee Party at request.

2.2 发生本协议项下的委托事项时，委托方及丙方应及时通知乙方。

The Entrusting Party and Party C shall immediately inform Party B timely once the proxy matter under this Agreement occurs.

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第三条 委托权利的行使

Exercise of the Proxy Rights

3.1 委托方将就受托方行使委托权利提供充分的协助，包括在必要时及时签署及执行受托方已作出的股东会决议或其他相关的法律文件。

The Entrusting Party shall provide appropriate assistance to the Designee Party for the fulfillment of proxy rights provided in this Agreement, including signing and executing the shareholders’ resolution and other relevant legal documents (if applicable) which have been confirmed by the Designee Party.

3.2 如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect under those invalid, illegal or unenforceable provisions.

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第四条 财务支持

Financial Support

考虑到委托方授予的上述投票权，乙方同意安排向丙方提供有关于其业务的必要的资金（“财务支持”）。乙方同意如果因正常商业运作失败而丙方不能偿还其财务支持，丙方将无返还义务。

In consideration of the foregoing voting rights granted by the Entrusting Party, Party B agrees to arrange and provide funds which is necessary to Party C in connection with its business (“Financial Support”). Party B further agrees that should the business operated by Party C fails in the ordinary course of business, and as a result Party C be unable to repay the Financial Support to Party B, the Party C shall have no obligation of repayment to Party B.

第五条 声明与保证

Representations and Warranties

5.1 委托方及其股东丁方兹共同声明与保证如下：

The Entrusting Party and its shareholder, Party D, hereby jointly represent and warrant:

5.1.1 委托方拥有签订和履行本协议及授权委托书项下义务的完全权力和授权。本协议构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行；

The Entrusting Party has full power and legal right to enter into this Agreement and fulfill his obligations under this Agreement and in executing the POA. This Agreement and the POA constitute legal, valid, binding and enforceable obligations to the Entrusting Party;

5.1.2 委托方已获得适当的授权签署、交付并履行本协议，对本协议的签署和履行并不违反丙方公司文件的任何规定；

The Entrusting Party has necessary authorization for the execution, delivery and fulfillment of this Agreement, and the execution, delivery and fulfillment of this Agreement will not conflict with or violate any stipulation under any legal documents of Party C;

5.1.3 委托方是丙方的在册的合法股东，除本协议及甲方、乙方、丙方与丁方签订的《股权质押协议》及《独家购买权协议》所设定的权利外，委托方之委托权利上不存在任何第三方权利或限制。根据本协议，受托方可以根据丙方届时有效的章程完全、充分地行使委托权利。

The Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Interest Pledge Agreement and Exclusive Purchase Option Agreement entered into by and among all Parties. According to this Agreement, the Designee Party has full and complete power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

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5.2 丙方及其股东委托方共同声明与保证如下：

Party C and its shareholder, the Entrusting Party, hereby represent and warrant jointly:

5.2.1 丙方是根据其注册地法律适当注册并合法存续的有限责任公司，具有独立法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体；

Party C is a company legally registered and validly existing in accordance with the laws of China and has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and fulfill this Agreement. Party C can sue and be sued as a separate entity;

5.2.2 丙方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署和履行本协议；其对本协议的签署和履行并不违反法律法规的明确规定；

Party C has taken all necessary corporate actions, obtained all necessary authorization and the consents and approvals from the third parties and government agencies (if any) for the execution and fulfillment of this Agreement. Party C’s execution and fulfillment of this Agreement does not violate any explicit requirements or stipulations under any law or regulation binding on Party C;

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5.2.3 委托方是丙方的在册的合法股东。除本协议及甲方、乙方、丙方、丁方签订的《股权质押合同》及《独家购买权协议》所设定的权利外，委托权利上不存在任何第三方权利。根据本协议，受托方可以根据丙方届时有效的章程完全、充分地行使委托权利。

The Entrusting Party is the lawfully registered and the beneficial owner of the shares of Party C and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Interest Pledge Contract and Exclusive Purchase Option Agreement entered into by and among all Parties. According to this Agreement, the Designee Party has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

5.3 丁方作为委托方之股东声明与保证如下：

Party D, as the shareholder of the Entrusting Party, hereby represents and warrants as follows:

5.3.1 为确保对其对委托方完全并唯一的控制，在本协议终止之前将不得有下列任何行为：(a)转让委托方之全部或部分股权; (b)在其股权上设置任何限制性权利（包括但不限于抵押、质押等）; （c）3修改章程从而变更委托方的注册资金、法人股东、董事及总经理职务等任何内容; (d)任命其他高管从而不直接参与委托方的经营活动；

To ensure exclusive control of the Entrusting Party before the termination of this Agreement, Party D shall not (a) transfer all or part of her equity interest of the Entrusting Party, (b) impose any restrictive rights on the equity interest of the Entrusting Party including but not limited to mortgages, pledges, etc., (c) amend the Article of Association of the Entrusting Party to change the Entrusting Party’s registered capital, shareholders, directors and executives, etc., or (d) appoint other executives so as not to directly participate in the business operation of the Entrusting Party.

5.3.2作为委托方之唯一股东及唯一董事，将确保委托方履行作为本协议项下之委托方的所有承诺、义务与责任；

Party D, as the sole shareholder and sole director of the Entrusting Party, will ensure that the Entrusting Party will fulfill all of its promises, responsibilities and obligations under this Agreement.

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5.3.3 其与委托方连带共同承担本协议项下作为委托方之所有承诺、义务与责任。

Party D and the Entrusting Party will be severally and jointly liable for all the covenants, obligations and responsibilities of the Entrusting Party under this Agreement.

第六条 协议期限

Term of This Agreement

6.1 本协议自各方正式签署之日起生效，有效期二十(20)年。各方同意，在本协议期满前，受托方有权以书面通知的方式延长本协议的期限，其他方必须无条件地同意该延期。

This Agreement shall become effective upon the signature date hereof with a term of twenty (20) years. The Parties agree that this Agreement can be extended only if the Designee Party gives its written consent to the extension of this Agreement before the expiration of this Agreement and the other Parties shall agree with this extension unconditionally.

6.2 如委托方经受托方的事先同意转让了其持有的全部丙方的股权，委托方在本协议下的义务与承诺将由受让方承担。

If the Entrusting Party has transferred all his equity interests of Party C to the assignee subject to the prior consent of the Designee Party, the obligations and warranties under this Agreement of the Entrusting Party shall be undertaken by the assignee.

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第七条 通知

Notices

7.1 本协议要求的或根据本协议作出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered in writing.

7.2 上述通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在签收或拒收之日为有效送达日。如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices. Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

第八条 保密义务

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that this Agreement, its terms and any oral or written information exchanged communicated by and among Parties in connection with the preparation and fulfillment this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure), (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities, or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Clause. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which shall be held liable for breach of this Agreement. This Clause shall survive the termination of this Agreement for any reason.

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第九条 违约责任

Liability for Breach of Agreement

9.1 各方同意并确认，如任一方(“违约方”)违反本协议项下所作的任何一项约定，或未履行或迟延履行本协议项下的任何一项义务，即构成本协议项下的违约(“违约”)，其他未违约方(“守约方”)的任一方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在另一方书面通知违约方并提出补正要求后十天内仍未补正或采取补救措施的，则守约方有权采取以下补救措施：

The Parties agree and confirm that, if either party is in breach of any provisions herein or fails to fulfill its obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting parties to request the defaulting party to rectify or remedy such default with a reasonable period of time. If the defaulting party fails to rectify or remedy such default within the reasonable period of time or within ten days of non-defaulting parties’ written notice requesting for such rectification or remedy, then the non-defaulting parties shall be entitled to elect the following remedial actions:

9.1.1 若任何委托方及/或丙方违约，乙方作为守约方有权终止本协议并要求违约方给予损害赔偿；

If the Entrusting Party and/or Party C is the defaulting party or defaulting parties, Party B as the non-defaulting party has the right to terminate this Agreement and request the defaulting party or the defaulting parties to fully compensate its/his losses and damages;

9.1.2 若乙方为违约方，甲方及丙方作为守约方有权要求违约方给予损害赔偿，但除非法律另有规定，否则其在任何情况均无任何权利终止或解除本协议。

If Party B is the defaulting Party, Party A and Party C as the non-defaulting parties have the right to request the defaulting party to fully compensate its losses and damages, but in no circumstance shall the non-defaulting parties terminate or dismiss this Agreement unless the applicable law provides otherwise.

9.1.3 如丁方违反其承诺从而导致委托方违约，则守约方可要求丁方与委托方作为违约方连带共同给与赔偿。

If Party D breaches her covenants under this Agreement which causes the Entrusting Party to become a defaulting party, the non-defaulting parties have rights to request Party D and the Entrusting Party to fully compensate their losses and damages severally and jointly.

9.2 尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Notwithstanding otherwise provided under this Agreement, the validity of Clause 9 shall not be affected by the suspension or termination of this Agreement.

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第十条 其他事项

Miscellaneous

10.1 本协议采用中文、英文两种语言，中文文本与英文文本内容具有同等法律效力。如果中文文本与英文文本内容或理解不一致的，以中文文本为准。本协议正本一式四份，本协议之各方当事人各执壹份。

This Agreement shall be written in Chinese and English with the same legal effect. In the event of any inconsistency of content or understanding between the Chinese and English versions, the Chinese version of this Agreement shall prevail. This Agreement is made in quadruplicate, with each party holding one copy.

10.2 本协议的订立、生效、履行、修改、解释和终止均适用中华人民共和国法律。

The execution, effectiveness, interpretation, fulfillment, amendment, termination and dispute resolution shall be governed by the laws of the People’s Republic of China.

10.3 一切因执行本协议或与本协议有关的争执，应由各方通过友好方式协商解决。如经协商不能得到解决时，应提交位于深圳的中国国际经济贸易仲裁委员会华南分会，并按照其现行仲裁规则进行仲裁，仲裁地点在深圳。仲裁裁决是终局性的，对各方均由约束力。

In the event of any dispute with respect to this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement over the dispute, any party shall submit the relevant dispute to the South China Sub-Commission of China International Economic and Trade Arbitration Commissions in accordance with its current Arbitration Rules. The arbitration shall be conducted in Shenzhen. The arbitration award shall be final and binding on all Parties.

10.4 本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

The rights and remedies provided under this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated by law.

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10.5 任何一方可以对本协议的条款和条件约定之权利作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive rights stipulated under the terms and conditions of this Agreement, provided that such a waiver must be provided in writing with signatures of all Parties. Waiver conducted by any Party in certain circumstances with respect to a breach conducted by other parties shall not be regarded or operated as a waiver by such Party with respect to any similar breach in any other circumstances.

10.6 本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。

Any amendment, change and supplement to this Agreement shall be made in writing and executed by respective Parties of this Agreement.

10.7 未经乙方的事先书面同意，其他方均不得向任何第三方转让其于本协议下的任何权利及/或义务；甲方、乙方、丙方、丁方在此同意，乙方有权在书面通知委托方及丙方后，将其在本协议下的任何权利及/或义务转让给任何第三方。

Without Party B’s prior written consent, any other parties shall not assign its rights and obligations under this Agreement to any the third party. Party A, Party B, Party C and Party D agree that Party B may assign its obligations or rights under this Agreement to any third party upon a prior written notice to Party A and Party C.

10.8 本协议对各方的合法继受人均具有约束力。

This Agreement shall be binding to the legal successors of the Parties.

10.9 附件一《授权委托书》是本协议不可分割的一部分，与本协议其它条款具有同等法律效力。

Exhibit A - Power of Attorney is an integral part of this Agreement and has the same legal effect as other provisions of this Agreement.

10.10 本协议于2018年9月25日经甲、乙、丙、丁四方签署之日生效。

This Agreement is effective on September 25, 2018 when Party A, Party B, Party C and Party D sign this Agreement.

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兹此为证，本协议由各方授权的代表于2018年9月25日签署。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement on September 25, 2018.

甲方：广东金迅源汽车租赁有限公司(盖章)：

Party A: Guangdong Jinxunyuan Auto Leasing Co., Ltd.

[Corporate seal affixed herein]

法定代表人：	/s/ Daidi Chen

By:	陈带娣
Daidi Chen, Legal Representative

乙方：深圳合利众企业咨询有限公司（盖章）：

Party B: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

[Corporate seal affixed herein]

法定代表人：	/s/ Zhaobin Wen

By:	温兆斌
Zhaobin Wen, Legal Representative

15

丙方：深圳合众财富金融投资管理有限公司（盖章）：

Party C: Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd.

[Corporate seal affixed herein]

法定代表人：	/s/ Zhaobin Wen

By:	温兆斌
Zhaobin Wen, Legal Representative

丁方：陈带娣

Party D: Daidi Chen

签字：	/s/ Daidi Chen

By:	陈带娣
Daidi Chen

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附件一 Exhibit A

授权委托书

Power of Attorney

广东金迅源汽车租赁有限公司（“金迅源”）是一家在中国合法注册的内资公司，持有深圳合众财富金融投资管理有限公司(“合众”)之20%的股权(“该股权”)。金迅源特此于2018 年9月25日不可撤销地授权深圳合利众企业咨询有限公司（“受托方”）在本授权委托书的有效期内行使如下权利：

Guangdong Jinxunyuan Auto Leasing Co., Ltd. (“Jinxunyuan”) is a company with domestic capital legally registered in China, and it holds 20% equity interest of Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd. (the “Equity Interest”). On September 25, 2018, Jinxunyuan hereby irrevocably authorizes Shenzhen Helizhong Enterprise Consulting Co. Ltd. (the “Designee”) to exercise the following rights related to the Equity Interest during the term of this Power of Attorney:

授权受托方作为金迅源唯一的排他的代理人就有关该股权的事宜全权代表金迅源作为股东行使包括但不限于如下的权利：1）参加合众的股东会；2）行使按照法律和合众章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置金迅源股权的全部或任何一部分；以及 3）作为金迅源的授权代表指定和任命合众（董事长）、董事、监事、总经理以及其他高级管理人员等。

As my sole and exclusive attorney-in-fact of Jinxunyuan, the Designee is hereby authorized to act on behalf of Jinxunyuan as shareholder with respect to all matters related to the Equity Interest, including without limitation to: 1) attending shareholders’ meetings of Hezhong; 2) exercising all the shareholder’s rights and shareholder’s voting rights that Jinxunyuan is entitled to under the China laws and Articles of Association of Hezhong, including but not limited to the sale, transfer, pledge or disposition of the Equity Interest in part or in whole; and 3) as the authorized representative of Jinxunyuan, designating and appointing the legal representative, chairman, director, supervisor, chief executive officer and other senior management members of Hezhong.

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受托方将有权在授权范围内代表金迅源签署《独家购买权协议》中约定的有关股权转让协议，如期履行金迅源作为协议一方的与本授权委托书同日签署的《股权质押协议》和《独家购买权协议》，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the Designee shall have the power and authority to sign and execute on behalf of Jinxunyuan the relevant equity interest transfer agreement according to the stipulation under the Exclusive Purchase Option Agreement, which Jinxunyuan shall sign, and to execute the terms of the Equity Interest Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which Jinxunyuan is a party.

受托方就金迅源股权的一切行为均视为金迅源的行为，签署的一切文件均视为金迅源签署，金迅源会予以承认。

All the actions conducted by the Designee related to the Equity Interest shall be deemed as Jinxunyuan’s own actions, and all the documents signed and executed by the Designee related to the Equity Interest shall be deemed to be executed by Jinxunyuan. Jinxunyuan hereby acknowledges and ratifies those actions and/or documents conducted by the Designee.

除非受托方对金迅源发出要求更换受托方的指令，在金迅源为合众的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

Unless the Designee makes an instruction to Jinxunyuan to change the designee, this Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as Jinxunyuan is a shareholder of Hezhong.

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本授权委托书期间，金迅源特此放弃已经通过本授权委托书授权给受托方的与金迅源股权有关的所有权利，不再自行行使该等权利。

During the valid term of this Power of Attorney, Jinxunyuan hereby waives all the rights related to the Equity Interest, which have been authorized to the Designee through this Power of Attorney, and Jinxunyuan shall not exercise such rights by Jinxunyuan.

本授权委托书含中文和英文，中英文内容如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese and the English versions, the Chinese version shall prevail.

本授权委托书有效期为20年，自金迅源与受托方于2018年9月25日签署之日起生效。

This Power of Attorney shall remain in effect for twenty years and is effective on September 25, 2018 when Jinxunyuan and the Designee sign this Power of Attorney.

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(This page is only for signature use.)

委托方：广东金迅源汽车租赁有限公司(盖章)：

Entrusting Party: Guangdong Jinxunyuan Auto Leasing Co., Ltd.

[Corporate seal affixed herein]

法定代表人：	/s/ Daidi Chen

By:	陈带娣
Daidi Chen, Legal Representative

受托方：深圳合利众企业咨询有限公司（盖章）：

Designee Party: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

[Corporate seal affixed herein]

法定代表人：	/s/ Zhaobin Wen

By:	温兆斌
Zhaobin Wen, Legal Representative

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